MANAGERS TRUST I

MANAGERS STRUCTURED CORE FUND

Supplement dated December 23, 2005

to the Prospectus dated January 18, 2005 (as supplemented June 1, 2005)

and Statement of Additional Information dated January 18, 2005

The following information supplements and supersedes any information to the contrary relating to the Managers Structured Core Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus and Statement of Additional Information.

Effective March 1, 2006, the name of the Fund will change to Managers AMG FQ U.S. Equity Fund. In connection with the Fund’s name change, as of March 1, 2006, the Fund will be subject to a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the United States.

December 23, 2005

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE